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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of Direct Focus, Inc. on Form S-1 of our report dated February 26, 1999 appearing in the prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Experts" in such prospectus.

/s/_DELOITTE & TOUCHE LLP__
Deloitte & Touche LLP
Portland, Oregon
March 2, 1999

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